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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): JANUARY 31, 2002


                             TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                       1-12387                76-0515284
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)



500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                        60045
  (Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:    (847) 482-5000



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ITEM 5.  OTHER EVENTS.

         On January 31, 2002, the company announced its results of operations for the fourth quarter and full-year 2001. A copy of the press release announcing the company's fourth quarter and full-year 2001 results is filed as an exhibit to this Form 8-K report, and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  Exhibit
  Number         Description

   99.1 Press Release, dated January 31, 2002, announcing Tenneco Automotive's fourth quarter and full year 2001 results of operations.














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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             TENNECO AUTOMOTIVE INC.

Date:  February 1, 2002
                                         By: /S/ MARK A. MCCOLLUM
                                             --------------------
                                             Mark A. McCollum
                                             Senior Vice President and Chief
                                             Financial Officer





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EXHIBIT INDEX

  Exhibit
  Number       Description


   99.1 Press Release, dated January 31, 2002 , announcing Tenneco Automotive's fourth quarter and full-year 2001 results of operations.











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